CERTIFICATION

I, D. E. Hendricks, certify that:

1. I have reviewed this report on Form N-
CSR of BMC Fund, Inc.;

2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
statements, and other financial
information included in this report,
fairly present in all material respects
the financial condition, results of
operations, changes in net assets, and
cash flows (if the financial statements
are required to include a statement of
cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officer and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
Rule 30a-2(c) under the Investment
Company Act of 1940) for the registrant
and have:

a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation Date"); and

c. presented in this report our
conclusions about the effectiveness of
the disclosure controls and procedures
based on our evaluation as of the
Evaluation Date;

5. The registrant's other certifying
officer and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a. all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b. any fraud, whether or not material,
that involves management or other
employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying
officer and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 	June 26, 2003
/s/ D. E. Hendricks
D. E. Hendricks
Chief Financial Officer


CERTIFICATION

I, Paul H. Broyhill, certify that:

1. I have reviewed this report on Form N-
CSR of BMC Fund, Inc.;

2. Based on my knowledge, this report
does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial
statements, and other financial
information included in this report,
fairly present in all material respects
the financial condition, results of
operations, changes in net assets, and
cash flows (if the financial statements
are required to include a statement of
cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying
officer and I are responsible for
establishing and maintaining disclosure
controls and procedures (as defined in
Rule 30a-2(c) under the Investment
Company Act of 1940) for the registrant
and have:

a. designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the
registrant's disclosure controls and
procedures as of a date within 90 days
prior to the filing date of this report
(the "Evaluation Date"); and

c. presented in this report our
conclusions about the effectiveness of
the disclosure controls and procedures
based on our evaluation as of the
Evaluation Date;

5. The registrant's other certifying
officer and I have disclosed, based on
our most recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's board of
directors (or persons performing the
equivalent functions):

a. all significant deficiencies in the
design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b. any fraud, whether or not material,
that involves management or other
employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying
officer and I have indicated in this
report whether or not there were
significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: 	June 26, 2003
/s/ Paul H. Broyhill
Paul H. Broyhill
Chief Financial Officer